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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 March 10, 2004
                                 --------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                     0-21665                 95-4595609
          ----------                     -------                 ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS.

         On March 9, 2004, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that it has been approved for listing on the American Stock Exchange and expects to commence trading under the ticker symbol "SPL" beginning Wednesday, March 17, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

         99.1     Press release dated March 9, 2004

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         SIMULATIONS PLUS, INC.



Dated: March 10, 2004                                By: /s/ Momoko Beran
                                                        ------------------------
                                                        Momoko A. Beran
                                                        Chief Financial Officer

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                                 EXHIBITS INDEX
                                 --------------


   Exhibit Number                                     Description
   --------------                                     -----------

        99.1                              Press release, dated March 9, 2004


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